SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 7, 2006
                                ----------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                     001-12073                  62-1550848
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
                          ---------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)


            Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into A Material Definitive Agreement.

On February 7, 2006, the Compensation Committee of the Board of Directors (the "Committee") of Equity Inns, Inc. (the "Company") approved 2005 performance bonuses, 2006 annual salaries, 2006 bonus ranges and 2006 awards of restricted common stock for each of the Company's executive officers. These grants and awards are summarized in the following table:

                                                                                            2006 Restricted Stock
                                                                                                   Awards
                                                                                          ----------------------------
                                       2005             2006                2006                            Fair
                                       Bonus        Annual Salary        Bonus Range      Shares       Market Value(1)
                                      --------      -------------       -------------     ------       ---------------

Howard A. Silver
 President and Chief Executive        $503,475        $450,000          $0 -- 900,000     59,041           $951,151
 Officer

J. Mitchell Collins
  Executive Vice President and
  Chief Financial Officer             $222,500        $285,000          $0 -- 342,000     28,044           $451,789

Phillip H. McNeill, Jr.
  Executive Vice President            $101,250        $225,000          $0 -- 225,000     16,236           $261,562
  of Development

Richard F. Mitchell
  Senior Vice President of Asset       $87,500        $225,000          $0 -- 225,000     16,236           $261,562
  Management

Edwin F. Ansbro
  Senior Vice President of Real        $87,500        $200,000          $0 -- 200,000     16,236           $261,562
  Estate

J. Ronald Cooper
  Vice President and Controller        $99,225        $185,000          $0 -- 185,000     13,333           $214,795

(1) Fair market value on date of grant, based on the last reported sale price of the Company's common stock on the grant date.

Cash Bonuses

Bonus amounts will be determined by the Committee at the end of the 2006 fiscal year. The Committee set goals upon which 2006 bonuses will be based for all executive officers. The goals for the 2006 bonus awards generally will be based on the Company's actual annual adjusted funds from operations (AFFO) (as defined by the Company) as a percentage of the Company's AFFO budgeted targets and certain acquisition, disposition, strategic, finance and general corporate goals set by the Committee for each executive officer. Mr. Silver will have a target bonus of 100% of his annual base salary and 75% of his bonus will be based on achievement of the AFFO targets and 25% will be based on achievement of certain individual and corporate goals. Mr. Collins will have a target bonus of 60% of his annual base salary and 75% of his bonus will be based on achievement of the AFFO targets and 25% will be based on achievement of certain individual and corporate goals. Messrs. McNeill, Jr., Mitchell, Ansbro and Cooper will have a target bonus of 50% of their annual base salary and 50% of each of their bonuses will be based on achievement of the AFFO targets and 50% will be based on achievement of certain individual and corporate goals. Additionally, executive officers that accept shares of the Company's stock in lieu of cash will receive a 25% premium to the above bonus targets.

2006 Restricted Stock Awards

The 2006 restricted stock awards will vest at the end of 2008. Vesting will occur based on the Company's total shareholder return ("Total Return") for that three-year period as a percentile of the National Association of Real Estate Investment Trusts (NAREIT) Hotel Index (the "Index") for the same period. The vesting schedule is based on a graded scale from the 40th percentile to the 75th percentile of the Company's Total Return as compared to the total return of the Index. If the Company has achieved a Total Return equal to the median percentile of the total return of the Index, then 100% of the restricted shares listed above will vest. If the Company has achieved a Total Return equal to or greater than the 75th percentile of the total return of the Index, then 150% of the restricted shares listed above will vest. None of the shares listed above will vest if the Company has achieved a Total Return of less than the 40th percentile of the total return of the Index or if the executive officer is no longer employed by the Company at the end of 2008. These shares will also vest if there is a change of control of the Company, as defined.

2004 and 2005 Restricted Stock Awards

The Committee also agreed to modify certain vesting terms related to its 2004 and 2005 restricted stock grants. Before the modification, these grants were to vest at the end of five and four year respective terms based on certain AFFO targets and the Company's total shareholder return, as defined, as compared to certain hotel REIT peers. For these grants, 60% of the grants will now vest after three years based on AFFO and Total Return targets for the respective cumulative period, 20% will now vest based on AFFO and Total Return targets in the fourth year and the remaining 20% will now vest based on AFFO and Total Return targets in the fifth year. No other modifications were made to the 2004 and 2005 grants. The changes affected grants to all executive officers of the Company.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EQUITY INNS, INC.



February 10, 2006             /s/J. Mitchell Collins
-----------------             ----------------------------
                              J. Mitchell Collins
                              Executive Vice President, Chief Financial Officer,
                              Secretary and Treasurer



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